Exhibit 32

CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 (the “Report”) of Bellicum Pharmaceuticals, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, the undersigned, in their capacities as officers of the Registrant, do each hereby certify, that, to the best of such officer’s knowledge:
(1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Thomas J. Farrell
Thomas J. Farrell
President and Chief Executive Officer
(Principal Executive Officer)
August 13, 2015

/s/ Alan A. Musso
Alan A. Musso
Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)
August 13, 2015